                                                                     Exhibit 4.1

                                  [Certificate]

ACG                          ARCH CAPITAL GROUP LTD.

                     INCORPORATED UNDER THE LAWS OF BERMUDA

COMMON SHARES                                            SEE REVERSE FOR
                                                   CERTAIN ABBREVIATIONS
THIS IS TO CERTIFY THAT

                                                       CUSIP GO45DA 10 5

is the owner of


        FULLY PAID AND NON-ASSESSABLE COMMON SHARES (PAR VALUE $.01) OF
                             ARCH CAPITAL GROUP LTD.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

      Dated
                                    [SEAL]

/s/ Louis T. Petrillo                                      /s/ Peter A. Appel
Secretary                                                      President


COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK, NY)             TRANSFER AGENT
                                     AND REGISTRAR

AUTHORIZED SIGNATURE

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM  - as tenants in common                 UNIF GIFT MIN ACT ______ Custodian ______
      TEN ENT  - as tenants by the entireties                           (Cust)           (Minor)
      JT TEN   - as joint tenants with right of             under Uniform Gifts to Minors
                 survivorship and not as tenants            Act _____________
                 in common                                        (State)

     Additional abbreviations may also be used though not in the above list

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated:  _______________


                              --------------------------------------------------
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                              NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:



--------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C.
RULE 17Ad-15